SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549




                                 FORM 8-K


                              CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of
                                   1934






            Date of Report (Date of earliest event reportable):



                             February 8, 1996










                      Investors Insurance Group, Inc.

           (Exact name of registrant a specified in its charter)





          Florida                   1-8069                  13-257413
(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           File Number)         Identification No.)


  7200 West Camino Real
  Boca Raton, Florida                                         33433
 (Address of principal
 executive offices)                                         (Zip Code)





    Registrant's telephone number, including area code: (407)-391-5043

Item 5:  Other Events

The Stock Purchase Agreement dated December 12, 1995 between Investors Insurance Group, Inc. ("IIG") and Standard Management Company ("SMC") concerning the sale to SMC of two of IIG's subsidiaries, Investors Insurance Corporation and Investors Marketing Group, Inc., has terminated.



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INVESTORS INSURANCE GROUP, INC.
                                                     (Registrant)

February 8, 1996                               By  /s/ Melvin C. Parker
                                                     ---------------------
                                                       Melvin C. Parker
                                                       President